UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Marsh & McLennan Companies, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
	Meeting Type:	Annual Meeting
MARSH & McLENNAN COMPANIES, INC.	For holders as of:	March 22, 2010
	Date: May 20, 2010	Time: 10:00 a.m. EDT
Location: 1221 Avenue of the Americas
2nd floor Auditorium
New York, NY 10020

You are receiving this communication because you hold shares in the above named company.

MARSH & McLENNAN COMPANIES, INC. 1166 AVENUE OF THE AMERICAS NEW YORK, NY 10036	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT        ANNUAL REPORT

  How to View Online:

  Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a   copy. Please choose one of the following methods to make your request:

                                1)    BY INTERNET:         www.proxyvote.com

                                2)    BY TELEPHONE:     1-800-579-1639

                                3)    BY E-MAIL*:            sendmaterial@proxyvote.com

  *   If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.   Please make the request as instructed above on or before May 06, 2010 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an   attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for   meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and   follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following proposals:
Item 1. Election of Directors	The Board of Directors recommends you vote FOR the following proposal:
1a. Leslie M. Baker

1b. Zachary W. Carter	Item 2. Ratification of Selection of Independent Registered Public Accounting Firm

1c. Brian Duperreault	The Board of Directors recommends you vote AGAINST the following proposal:

1d. Oscar Fanjul	Item 3. Stockholder Proposal: Shareholder Action by Written Consent

1e. H. Edward Hanway

1f. Gwendolyn S. King

1g. Bruce P. Nolop

1h. Marc D. Oken

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